Exhibit 99.1



2025

FIRST FINANCIAL BANKSHARES, INC.™

Annual Meeting

Continuing the Legacy...

Executive Management Team



Scott Dueser

Chairman of the Board and
Chief Executive Officer

49	54
At FFIN	In Banking

Executive Management Team

David Bailey

President

22	**22**
At FFIN	In Banking



Executive Management Team



Ron Butler

Executive Vice President
Chief Administrative Officer
Vice Chairman

32 At FFIN | **43** In Banking



Michelle Hickox

Executive Vice President
Chief Financial Officer

2 At FFIN | **35** In Banking

Executive Management Team



Lon Biebighauser

President
First Financial Trust & Asset Management

17	20
At FFIN	In Banking



Brian Goodrich

Executive Vice President
General Counsel

1	25
At FFIN	In Banking

Executive Management Team



Luke Longhofer

Executive Vice President
Chief Credit Officer

15	22
At FFIN	In Banking



Kyle McVey

Executive Vice President
Chief Accounting Officer

14	16
At FFIN	In Banking

Executive Management Team



Randy Roewe
Executive Vice President
Chief Risk Officer

10	35
At FFIN	In Banking



John Ruzicka
Executive Vice President
Chief Information Officer

6	46
At FFIN	In Banking

Senior Leadership

Rett Everett

Executive Vice President
Credit Administration

3 At FFIN | **22** In Banking



Keith Morton

Executive Vice President
Credit Administration

1 At FFIN | **21** In Banking



Michael Parker

Executive Vice President
Chief Compliance Officer

2 At FFIN | **17** In Banking



Senior Leadership

Javier Jurado

Executive Vice President
Chief Audit Executive

1 At FFIN | **20** In Banking



Jeff Vorhees

Executive Vice President
Treasurer

- At FFIN | **19** In Banking



Eric Bonnell

Senior Vice President
Enterprise Risk Management

1 At FFIN | **21** In Banking



Line of Business Executives

Josh Brown
Senior Vice President
Human Resources

10 At FFIN | **16** In the Industry





Frank Gioia
Senior Vice President
Customer Care Center

9 At FFIN | **37** In the Industry

Brandon Harris
Senior Vice President
Appraisal Services

9 At FFIN | **22** In the Industry



Line of Business Executives

Lori Hill
Executive Vice President
Retail

27 At FFIN | **34** In the Industry





James Hinton
President
First Financial Mortgage

- At FFIN | **36** In the Industry

Gary Milliorn
Vice President
Property Management

10 At FFIN | **36** In the Industry



Line of Business Executives

Chris Schjetnan
Executive Vice President
Community Lending and Outreach

12 At FFIN | **20** In the Industry





Andrea Smiddy-Schlagel
Executive Vice President
Treasury Management

6 At FFIN | **36** In the Industry

Dan Summerford
Executive Vice President
Middle Market Banking

1 At FFIN | **30** In the Industry



Line of Business Executives



Violet Watson Griggs
Senior Vice President
Advertising and Marketing

5	6
At FFIN	In the Industry



Mike Wolverton
Executive Vice President
Consumer Lending

13	39
At FFIN	In Construction

Experienced Regional CEOs and Presidents

Abilene



Marshall Morris
Abilene - President

14	14
At FFIN	In Banking

Marelyn Shedd
Abilene - CEO

34	42
At FFIN	In Banking

Experienced Regional CEOs and Presidents

Bryan/College Station



Nora Thompson
Bryan/College Station
CEO & Chairman

5	34
At FFIN	In Banking

Austin Bryan
Bryan/College Station
President

5	36
At FFIN	In Banking

Experienced Regional CEOs and Presidents

Chisholm Trail



Austin Elsner
Chisholm Trail
President

7 At FFIN | 24 In Banking

Marcus Morris
Chisholm Trail
CEO

15 At FFIN | 17 In Banking

Experienced Regional CEOs and Presidents

Cross Timbers



Candi Kanady
Eastland Division President

24	24
At FFIN	In Banking

Justin Hooper
Cross Timbers
CEO

21	32
At FFIN	In Banking

Trent Swearengin
Cross Timbers
President

25	27
At FFIN	In Banking

Experienced Regional CEOs and Presidents

Greater Houston



James Alexander
Greater Houston
President

7 At FFIN | 28 In Banking

Shelley Dacus
Greater Houston
CEO

7 At FFIN | 22 In Banking

Chris Baughman
Conroe
President and CEO

9 At FFIN | 42 In Banking

Experienced Regional CEOs and Presidents

Southeast Texas



Blaine Caillier

Southeast Texas
President & CEO

14	14
At FFIN	In Banking

Experienced Regional CEOs and Presidents

Southlake



Shelby Bruhn
Southlake
President, CEO, and Chairman

3	24
At FFIN	In Banking

Experienced Regional CEOs and Presidents

West Texas



Rodney Foster
Sweetwater
President

26 At FFIN | 29 In Banking

Robert de la Cruz
Hereford
Executive Vice President

22 At FFIN | 22 In Banking

Chris Evatt
San Angelo
Chairman & CEO

24 At FFIN | 24 In Banking



Continuing the Legacy...

Independent Public Auditors

EY Building a better working world



Continuing the Legacy...

Corporate Board of Directors



Vianei Lopez Braun

Chief Development Officer
Decker Jones, P.C.

Year	Committee Appointment
2020	Compensation Nominating / Corporate Governance Risk



David L. Copeland

President, SIPCO, Inc. and Shelton Family Foundation

Year	Committee Appointments
1998	Executive Audit Nominating / Corporate Governance Risk

Corporate Board of Directors



Sally Pope Davis

Retired Goldman Sachs Managing Director and Portfolio Manager

Year	Committee Appointments
2024	Risk



Mike B. Denny

President
Batjer and Associates, Inc.

Year	Committee Appointments
2019	Audit Bank Directors' Loan Committee

Corporate Board of Directors



F. Scott Dueser

Chairman of the Board and CEO
First Financial Bankshares

Year	Committee Appointments
1991	Executive



Murray H. Edwards

Principal
The Edwards Group

Year	Committee Appointments
2006	Executive Risk Nominating / Corporate Governance Bank Directors' Loan Committee

Corporate Board of Directors



Geoff Haney

Dean of the Walter Johnson School of Business, McMurry University
Former CEO and Partner of Cape & Son

2025	Director Nominee
Year	Committee Appointments



Dr. Eli Jones

Professor of Marketing,
Lowry and Peggy Mays Eminent Scholar,
Former Dean of Mays School of Business, Texas A&M University

2022	Compensation
Year	Committee Appointments

Corporate Board of Directors



I. Tim Lancaster

Former President and CEO of Hendrick Health Systems

Year	Committee Appointments
2013	Audit Compensation Executive Nominating/Corporate Governance



Kade L. Matthews

Ranching and Investments

Year	Committee Appointments
1998	Compensation Risk

Corporate Board of Directors



Robert C. Nickles, Jr.

Executive Chairman
Alegacy Group, LLC

Year	Committee Appointments
2019	Executive Nominating / Corporate Governance Risk



Blake Poutra

Managing Partner and Principal at Big Enrichment
Chief Executive Officer of Coennect

Year	Committee Appointments
2025	Director Nominee

Corporate Board of Directors



Johnny E. Trotter

President and CEO
Livestock Investors, Ltd.

Year	Committee Appointments
2003	Executive Compensation Nominating / Corporate Governance



Continuing the Legacy...

FIRST FINANCIAL BANKSHARES, INC.™

2024 Financial Review

Michelle Hickox

Chief Financial Officer

Forward Looking Statement

Certain statements contained herein may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as "believes," "expect," "plan," "anticipate," "target," "forecast" and "goal". Because such forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans, fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing or saving habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company's reports filed with the Securities and Exchange Commission, which may be obtained under "Investor Relations-Documents and Filings" on the Company's website or by writing or calling the Company at 325.627.7155. Except as otherwise stated herein, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

2024 Overview

Strong Historical Earnings

FFIN Earnings (in millions) / Earnings Per Share



$164.8
$1.21
$202.0
$1.42
$227.6
$1.59
$234.5
$1.64
$199.0
$1.39
$223.5
$1.56
2019
2020
2021
2022
2023
2024

FFIN Outperforms Peers

Percentage Return on Average Assets


First Financial
Peer Group
2.08%
1.19%
1.98%
0.82%
1.89%
1.26%
1.76%
1.11%
1.55%
0.89%
1.68%
0.90%
2019
2020
2021
2022
2023
2024

Net Interest Margin

Quarterly NIM %


First Financial
Peer Group
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
3.67%
2.78%
1st Qtr. '22
2nd Qtr. '22
3rd Qtr. '22
4th Qtr. '22
1st Qtr. '23
2nd Qtr. '23
3rd Qtr. '23
4th Qtr. '23
1st Qtr. '24
2nd Qtr. '24
3rd Qtr. '24
4th Qtr. '24

Working Harder and Smarter

Efficiency Ratio (FFIN vs. Peers)

	2019	2020	2021	2022	2023	2024
First Financial	48.61%	45.49%	45.84%	42.77%	47.26%	47.23%
Peer Group	59.91%	61.85%	58.80%	57.36%	62.76%	62.96%

Capital Ratios

	Dec. 31, 2022	Dec. 31, 2023	Dec. 31, 2024	To meet Requirements of BASEL III
Tier 1 Leverage Ratio	10.96%	12.06%	12.49%	> 4.00%
Common Equity Tier 1 Capital Ratio	18.22%	18.50%	18.83%	> 7.00%
Tier 1 Capital Ratio	18.22%	18.50%	18.83%	> 8.50%
Total Capital Ratio	19.29%	19.62%	20.00%	> 10.50%

Total Asset Growth

(in millions)



$10,905
$13,102
$12,974
$13,106
$13,979
2020
2021
2022
2023
2024

Total Deposit Growth
(in millions)


Noninterest-Bearing
Interest-Bearing
$8,676
$5,693
$2,983
$10,566
$6,786
$3,780
$11,006
$6,944
$4,062
$11,138
$7,703
$3,435
$12,099
$8,751
$3,348
2020
2021
2022
2023
2024

Total Loan Growth

(in millions)



$5,255
$5,427
$6,454
$7,163
$7,921
2020
2021
2022
2023
2024

Sound Lending Practices

Nonperforming Assets as a Percentage of Loans Funded + Foreclosed Assets *(FFIN vs. Peers)*

	2019	2020	2021	2022	2023	2024
First Financial	0.61%	0.83%	0.63%	0.38%	0.49%	0.80%
Peer Group	0.78%	0.97%	0.71%	0.59%	0.75%	1.05%

FIRST FINANCIAL BANKSHARES, INC.™

1st Quarter 2025 Financial Review

1st Quarter Earnings

FFIN Earnings (in millions) / Diluted Earnings Per Share



$37.2
$0.26
$56.9
$0.40
$56.0
$0.39
$52.6
$0.37
$53.4
$0.37
$61.3
$0.43
2020
2021
2022
2023
2024
2025

Total Asset Growth
(in millions)

*As of March 31, 2025


$10,905
$13,102
$12,974
$13,106
$13,979
$14,312*
2020
2021
2022
2023
2024
2025

Total Deposit Growth
(in millions)

*As of March 31, 2025


Noninterest-Bearing
Interest-Bearing
$8,676
$5,693
$2,983
$10,566
$6,786
$3,780
$11,006
$6,944
$4,062
$11,138
$7,703
$3,435
$12,099
$8,751
$3,348
$12,467*
$9,110
$3,357
2020
2021
2022
2023
2024
2025

Total Loan Growth
(in millions)

**PPP Loans as of period end*


$5,255
$484*
$5,427
$53*
$6,454
$7,163
$7,921
$7,960**
2020
2021
2022
2023
2024
2025

***As of March 31, 2025*



Continuing the Legacy...

FIRST FINANCIAL TRUST

2024 Review

Lon Biebighauser, CTFA
President
First Financial Trust

Growth in Trust Assets

Total Trust Assets – Book Value / Fair Value (in millions)



Book Value
Fair Value
$4,856
$6,746
$5,398
$7,510
$5,880
$8,699
$6,927
$8,755
$7,550
$9,781
$8,115
$10,834
2019
2020
2021
2022
2023
2024

Total Trust Fees

Growth in FFTAM Fees (in thousands)



$28,401
$29,531
$36,145
$39,995
$40,456
$47,449
2019
2020
2021
2022
2023
2024

Revenue from Mineral Management
(in thousands)


$3,749
$2,776
$4,640
$7,380
$6,226
$8,160
2019
2020
2021
2022
2023
2024

Total Trust Net Income

Growth in FFTAM Net Income (in thousands)


$13,892
$14,471
$17,723
$20,857
$21,624
$25,724
2019
2020
2021
2022
2023
2024

Strong Returns

	2024	7 Year Average
Strategic Growth	34.77%	13.17%
Core	22.62%	12.98%
Equity Income	18.74%	14.01%

Managed Equity Styles



- Equity Income
- Core Domestic
- Core Diversified
- Core World
- Strategic Growth

F1RST FINANCIAL TRUST

YOUR FUTURE FIRST

First Financial Trust Locations



27
35
30
Fort Worth
Sweetwater
20
20
Abilene
Stephenville
Odessa
San Angelo
35
10
10
Bryan/
College
Station
Beaumont
10
Houston
(Kingwood)
37

- Abilene
- Sweetwater
- Stephenville
- San Angelo
- Fort Worth
- Odessa
- Beaumont
- Houston (Kingwood)
- Bryan/College Station

Book Value of Trust Assets

(in millions)


$8,500
$8,000
$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
04
05
06
07
08
09
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25

FIRST FINANCIAL TRUST

YOUR FUTURE FIRST



Continuing the Legacy...

RATED #3 IN THE NATION

Forbes

AMERICA'S

BEST BANKS

2025

#7 Bank in the Nation

FIRST FINANCIAL BANK

MEMBER FDIC

S&P Global

Management Changes



Continuing the Legacy...



December 2024

Ron Butler

Vice Chairman

Chief Administrative Officer

Management Changes

December 2024

David Bailey

President

First Financial Bankshares

First Financial Bank





December 2024

Lon Biebighauser

President

First Financial Trust & Asset Management

Management Changes

<u>December 2024</u>

Marelyn Shedd

Chief Executive Officer
Abilene Region





December 2024

Marshall Morris

President

Abilene Region

Management Changes

October 2024

Rodney Foster

President

West Texas Region





September 2024

Brian Goodrich

Executive Vice President
General Counsel

Management Changes

June 2024

Dan Summerford

Executive Vice President
Middle Market Banking





May 2024

Nora Thompson

Board Chair and Chief Executive Officer
Bryan/College Station Region

Management Changes

May 2024

Austin Bryan

President

Bryan/College Station Region





February 2024

Blaine Caillier

President and Chief Executive Officer
Southeast Texas Region

Management Changes



January 2024

Eric Bonnell

Senior Vice President

Enterprise Risk Management



January 2024

Lori Hill

Executive Vice President
Retail

Management Changes

January 2025

James Alexander

President

Greater Houston Region



Management Changes



January 2025

Chris Schjetnan

Executive Vice President
Community Lending and Outreach

Management Changes

March 2025

James Hinton

President

First Financial Mortgage





April 2025

Jeff Vorhees

Executive Vice President
Treasurer



Continuing the Legacy...



May 2024

Sally Pope Davis

Retired Goldman Sachs Managing Director and Portfolio Manager



Continuing the Legacy...

Board Changes

<u>*April 2025*</u>

Geoff Haney

Dean of the Walter Johnson School of Business, McMurry University
Former CEO and Partner of Cape & Son



Board Changes



April 2025

Blake Poutra

Managing Partner and Principal of Big Enrichment
Chief Executive Officer of Coennect

Board Changes - Retirement

April 2025

April Anthony

CEO, VitalCaring Group,
Managing Partner, Anthony Family Investment Partners, LTD



Community & Neighborhood Engagement



Continuing the Legacy...


L
LANDMARK
at ABILENE

Annual Return Since 1973

Assume you owned 100 shares of FFIN stock on January 1, 1973:

100 → **34,376**

Shares in 1973 → Shares Today

$4,900 → **$1,239,255**

Share Value in 1973 → Share Value on 12/31/2024

11.46%*
Average Annual Return of FFIN Since 1973

7.86%
Average Annual Return of The S&P 500 Since 1973

*Excludes Dividends

Dividend Announcement

Increase cash dividend to $0.19 per quarter – 5.6% increase

- Shareholders of record as of June 16, 2025
- Dividend payable July 1, 2025



Continuing the Legacy...

West Texas Region

Total Assets
$1.8 Billion


Hereford
Sweetwater
Odessa
San Angelo



Cross Timbers Region




Mineral
Wells
Eastland
Weatherford
Stephenville

Total Assets
$2.7 Billion

Chisholm Trail Region




Fort Worth
Granbury
Cleburne

Total Assets
$1.5 Billion

Greater Houston Region


Conroe
Kingwood
El Campo

Total Assets
$1.9 Billion

Abilene - $3.3 Billion in Assets



Bryan / College Station - $1.1 Billion in Assets


LA SALLE

Southeast Texas - $1.2 Billion in Assets



Southlake - $1.2 Billion in Assets



Diverse Footprint Across Texas



OKLAHOMA
ARKANSAS
NEW MEXICO
LOUISIANA
Parker
Palo Pinto
Hood
Johnson
Nolan
Taylor
Callahan
Walker
Montgomery
Fort Bend
Wharton
Matagorda
Orange
Jefferson
Bank Location
Trust Location
Mortgage Only

www.ffin.com/locations

Bryan/College Station

Opened – April 2024


FIRST FINANCIAL BANK
STOP
FIRST FINANCIAL BANK
NO PARKING

Treasury Management Department



Franklin – Branch of B/CS

Opening – 2026


FIRST
FINANCIAL
BANK

Beaumont – Branch of Southeast Texas

Opening – 2026


FIRST
FINANCIAL
BANK

Pine Motor Bank – Branch of Abilene

Opening – 2026


FIRST FINANCIAL BANK
547 PINE

Other Strategic Initiatives

- Loan and Deposit Growth
- Mortgage Growth
- Trust and Wealth Management Growth
- Look for Bank Acquisition

2025

FIRST FINANCIAL BANKSHARES, INC.



Continuing the Legacy...